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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

        Supplement dated December 7, 2007 to PROSPECTUS dated May 1, 2007 for
                       Venture(R) Vantage Variable Annuity



This Supplement is intended to supplement the annuity prospectus dated May 1, 2007 for VENTURE(R) VANTAGE VARIABLE ANNUITY Contracts (the "Contracts") issued on or after May 1, 2007 by John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

This Supplement describes a change in the promotional rate for Payment Enhancements applicable to Contracts issued on or after December 3, 2007.

Payment Enhancements
We will add a "Payment Enhancement" of at least 3% of each Purchase Payment that you make under your Contract. We are currently offering higher promotional rates on Payment Enhancements for initial and subsequent Purchase Payments. For Contracts issued on or after December 3, 2007, the current promotional Payment Enhancement rate is 6.0%. For Contracts issued on or after May 1, 2007 through November 30, 2007, the promotional Payment Enhancement rate is 5.0%. We may terminate the promotional Payment Enhancements at any time. Initial and subsequent payments that do not receive a promotional Payment Enhancement will receive the guaranteed Payment Enhancement rate shown in the table on page 23 of the annuity prospectus.

Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.



10318:1207     333-71072     333-138846